Exhibit 10.49

Execution Version

FIRST AMENDMENT TO THE

GOODMAN NETWORKS INCORPORATED

EXECUTIVE MANAGEMENT BONUS PLAN

THIS FIRST AMENDMENT TO THE GOODMAN NETWORKS INCORPORATED EXECUTIVE MANAGEMENT BONUS PLAN (this “Amendment”), dated as of June 24, 2009, is made and entered into by Goodman Networks Incorporated (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Goodman Networks Incorporated Executive Management Bonus Plan (the “Plan”).

RECITALS

WHEREAS, Article VIII of the Plan provides that the Board of Directors of the Company (the “Board”) may amend, modify or terminate the Plan at any time; and

WHEREAS, the Board desires to amend Appendix A of the Plan to include a new Payout Scale applicable to the 2009 Bonus Period and thereafter, and to provide that the Payout Scale may be amended with respect to a Participant by such Participant’s employment agreement.

NOW, THEREFORE, in accordance with Article VIII of the Plan, effective for the 2009 Bonus Period and for any Bonus Period thereafter, the Company hereby amends the Plan as follows:

1. Section 2.15 of the Plan is hereby deleted in its entirety and replaced with the following new Section 2.15 in lieu thereof:

2.15 “Payout Scale” means, as to any Bonus Period, the formula or payout level for each title or job classification as established by the Administrator and set forth on Appendix A hereto; provided, however, that the Administrator, may, in its sole discretion, provide that a formula or payout level will apply to a different title or job classification than set forth in Appendix A, which approval shall be evidenced by the terms of a Participant’s employment agreement providing for such different formula or payout level.

2. Appendix A of the Plan is hereby deleted in its entirety and replaced with the following new Appendix A in lieu thereof:

APPENDIX A

Payout Scale

1. Chairman &CEO/Presidents

	100% of Target EBITDA and 90% of Target Revenue	120% of Target EBITDA and 90% of Target Revenue	140% of Target EBITDA and 95% of Target Revenue
Bonus as Percentage of Compensation	40%	70%	100%

2. CFO/EVPs

	100% of Target EBITDA and 90% of Target Revenue	120% of Target EBITDA and 90% of Target Revenue	140% of Target EBITDA and 95% of Target Revenue
Bonus as Percentage of Compensation	30%	50%	75%

3. Vice Presidents/General Counsel

	100% of Target EBITDA and 90% of Target Revenue	120% of Target EBITDA and 90% of Target Revenue	140% of Target EBITDA and 95% of Target Revenue
Bonus as Percentage of Compensation	25%	35%	50%

4. Regional Directors/Senior Directors/AVPs

	100% of Target EBITDA and 90% of Target Revenue	120% of Target EBITDA and 90% of Target Revenue	140% of Target EBITDA and 95% of Target Revenue
Bonus as Percentage of Compensation	15%	22%	30%

5. Directors

	100% of Target EBITDA and 90% of Target Revenue	120% of Target EBITDA and 90% of Target Revenue	140% of Target EBITDA and 95% of Target Revenue
Bonus as Percentage of Compensation	7%	11%	15%

Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

Goodman Networks Incorporated

By:	/s/ John Goodman

Name:	John Goodman

Title:	CEO